                             AMENDED AND RESTATED                    Exhibit 3.1
                                    BYLAWS

                                      OF

                            RMH TELESERVICES, INC.

                             AMENDED AND RESTATED
                                   BYLAWS OF
                            RMH TELESERVICES, INC.

                               TABLE OF CONTENTS


                                                                                      Page
                                                                                      ----
ARTICLE I - OFFICES..............................................................        1

Section 1-1.  Registered Office..................................................        1

ARTICLE II - MEETINGS OF SHAREHOLDERS............................................        1

Section 2-1.  Place of Meetings of Shareholders..................................        1

Section 2-2.  Annual Meeting of Shareholders.....................................        1
        (a)    Time..............................................................        1
        (b)    Election of Directors.............................................        1

Section 2-3.  Special Meetings of Shareholders...................................        1

Section 2-4.  Notices of Meetings of Shareholders................................        2

Section 2-5.  Quorum of and Action by Shareholders...............................        2
        (a)    General Rule......................................................        2
        (b)    Action by Shareholders............................................        2
        (c)    Withdrawal........................................................        2
        (d)    Election of Directors at Adjourned Meetings.......................        2
        (e)    Conduct of Other Business at Adjourned Meetings...................        2

Section 2-6.  Adjournments.......................................................        3
        (a)    General Rule......................................................        3
        (b)    Lack of Quorum....................................................        3
        (c)    Notice of an Adjourned Meeting....................................        3

Section 2-7.  Voting List, Voting and Proxies....................................        3
        (a)    Voting List.......................................................        3
        (b)    Voting............................................................        3
        (c)    Proxies...........................................................        3
        (d)    Judges of Election................................................        3
        (e)    Action by Unanimous Consent of Shareholders.......................        4
        (f)    Action by Less than Unanimous Consent of Shareholders.............        4

                                                                                      Page
                                                                                      ----
Section 2-8.  Participation in Meetings by Conference Telephone.................         4

Section 2-9.  Business at Meetings of Shareholders..............................         4

ARTICLE III - BOARD OF DIRECTORS................................................         5

Section 3-1.....................................................................         5
        (a)    General Powers...................................................         5
        (b)    Number...........................................................         5
        (c)    Vacancies........................................................         5
        (d)    Removal..........................................................         5
        (e)    Qualification....................................................         6
        (f)    Classified Board of Directors....................................         6
Section 3-2.  Place of Meetings.................................................         6

Section 3-3.  Regular Meetings..................................................         6

Section 3-4.  Special Meetings..................................................         6

Section 3-5.  Participation in Meetings by Conference Telephone.................         6

Section 3-6.  Notices of Meetings of Board of Directors.........................         7
        (a)    Regular Meetings.................................................         7
        (b)    Special Meetings.................................................         7

Section 3-7.  Quorum; Action by the Board of Directors..........................         7

Section 3-8.  Informal Action by the Board of Directors.........................         7

Section 3-9.  Committees........................................................         7
        (a)    Establishment and Powers.........................................         7
        (b)    Alternate Members................................................         8
        (c)    Term.............................................................         8
        (d)    Status of Committee Action.......................................         8

Section 3-10.  Nomination.......................................................         8

ARTICLE IV - OFFICERS...........................................................         9

Section 4-1.  Election and Office...............................................         9

Section 4-2.  Term..............................................................         9

                                                                         Page
                                                                         ----

Section 4-3.  Powers and Duties of the Chairman of the Board.............   9

Section 4-4.  Powers and Duties of the Chief Executive Officer...........   9

Section 4-5.  Powers and Duties of the President.........................  10

Section 4-6.  Powers and Duties of the Secretary.........................  10

Section 4-7.  Powers and Duties of the Treasurer.........................  10

Section 4-8.  Powers and Duties of Vice Chairmen of the Board,
          Vice Presidents and Assistant Officers.........................  10

Section 4-9.  Delegation of Office.......................................  11

Section 4-10.  Vacancies.................................................  11

ARTICLE V - CAPITAL STOCK................................................  11

Section 5-1.  Share Certificates.........................................  11
         (a)      Execution..............................................  11
         (b)      Designations, etc......................................  11
         (c)      Fractional Shares......................................  11
Section 5-2.  Transfer of Shares.........................................  11

Section 5-3.  Determination of Shareholders of Record....................  12
         (a)      Fixing Record Date.....................................  12
         (b)      Determination when No Record Date Fixed................  12
         (c)      Certification by Nominee...............................  12

Section 5-4.  Lost Share Certificates....................................  13
Section 5-5.  Uncertificated Shares......................................  13

ARTICLE VI - NOTICES - COMPUTING TIME PERIODS............................  13

Section 6-1.  Contents of Notice.........................................  13

Section 6-2.  Method of Notice...........................................  13

Section 6-3.  Computing Time Periods.....................................  14
         (a)      Days to be Counted.....................................  14

                                                                          Page
                                                                          ----

         (b)      One Day Notice.........................................   14

Section 6-4.  Waiver of Notice...........................................   14

ARTICLE VII - LIMITATION OF DIRECTORS' LIABILITY AND
INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS.................   14

Section 7-1.  Limitation of Directors' Liability.........................   14

Section 7-2.  Indemnification and Insurance..............................   15
         (a)      Indemnification of Directors and Officers..............   15
         (b)      Indemnification of Employees and Other Persons.........   15
         (c)      Non-Exclusivity of Rights..............................   16
         (d)      Insurance..............................................   16
         (e)      Fund For Payment of Expenses...........................   16

Section 7-3.  Amendment..................................................   16

Section 7-4.  Changes in Pennsylvania Law................................   16

ARTICLE VIII - FISCAL YEAR...............................................   17

Section 8-1.  Determination of Fiscal Year...............................   17

ARTICLE IX -  AMENDMENTS.................................................   17

Section 9-1..............................................................   17
         (a)      Shareholders...........................................   17
         (b)      Board of Directors.....................................   17

Section 9-2.  Special Provision for Amending Classified Board............   17

Section 9-3.  Amendment of Bylaws by Independent Directors...............   17

ARTICLE X.    AMENDMENTS TO ARTICLES OF INCORPORATION....................   18

Section 10.1. Amendments by Independent Directors........................   18

ARTICLE XI.   INTERPRETATION OF BYLAWS -- SEPARABILITY...................   18

Section 11-1. Interpretation.............................................   18

                                                                          Page
                                                                          ----

Section 11-2. Separability...............................................   18

ARTICLE XII.  DETERMINATIONS BY THE BOARD................................   18

Section 12-1. Effect of Board Determinations.............................   18

                             AMENDED AND RESTATED
                                   BYLAWS OF

                            RMH TELESERVICES, INC.


                              ARTICLE I - OFFICES
                              -------------------

          Section 1-1.  Registered Office.  The registered office of the
          -----------   -----------------
Corporation shall be located within the Commonwealth of Pennsylvania at such place as the Board of Directors (hereinafter referred to as the "Board of Directors" or the "Board") shall determine from time to time.

                     ARTICLE II - MEETINGS OF SHAREHOLDERS
                     -------------------------------------

          Section 2-1.  Place of Meetings of Shareholders.  Meetings of
          -----------   ---------------------------------
shareholders shall be held at such places, within or without the Commonwealth of Pennsylvania, as may be fixed from time to time by the Board of Directors. If no such place is fixed by the Board of Directors, meetings of the shareholders shall be held at the registered office of the Corporation.

          Section 2-2.  Annual Meeting of Shareholders.
          -----------   ------------------------------

               (a) Time.  A meeting of the shareholders of the Corporation shall
                   ----
be held in each calendar year at such time as the Board of Directors may determine.

               (b) Election of Directors.  At such annual meeting, there shall
                   ---------------------
be held an election of Directors.

          Section 2-3.  Special Meetings of Shareholders.  Except as expressly
          -----------   --------------------------------
required by law, special meetings of the shareholders may be called at any time only by:

               (a) the Chairman of the Board, if any, and otherwise by such officer who is then serving as the Chief Executive Officer of the Corporation; or

               (b)  the Board of Directors.

          Upon the written request of any person who has called a special meeting, under these Bylaws or applicable law, which request specifies the general nature of the business to be transacted at such meeting, it shall be the duty of the Secretary to fix the time and place of such meeting, which shall be held not less than five nor more than 60 days after the receipt of such request, and to give due notice thereof as required by Section 2-4 hereof. If the Secretary neglects or refuses to fix the time and place of such meeting, the person or persons calling the meeting may do so.

          Section 2-4.  Notices of Meetings of Shareholders.  Written notice,
          -----------   -----------------------------------
complying with Article VI of these Bylaws, stating the place and time and, in the case of special meetings, the general nature of the business to be transacted at any meeting of the shareholders shall be given to each shareholder of record entitled to vote at the meeting, except as provided in Section 1707 of the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania BCL"), at least five days prior to the day named for the meeting, provided that notice shall be given at least ten days prior to the day named for a meeting to consider a fundamental change under Chapter 19 of the Pennsylvania BCL. Such notices may be given by, or at the direction of, the Secretary or other authorized person. If the Secretary or other authorized person neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so.

          Section 2-5.  Quorum of and Action by Shareholders.
          -----------   ------------------------------------

               (a) General Rule.  Except as provided in subsections (c), (d) and
                   ------------
(e) of this Section 2-5, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter.

               (b) Action by Shareholders.  Whenever any corporate action is to
                   ----------------------
be taken by vote of the shareholders of the Corporation at a duly organized meeting of shareholders, it shall be authorized by a majority of the votes cast at the meeting by the holders of shares entitled to vote thereon.

               (c) Withdrawal.  The shareholders present at a duly organized
                   ----------
meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

               (d) Election of Directors at Adjourned Meetings.  In the case of
                   -------------------------------------------
any meeting called for the election of Directors, those shareholders who attend a meeting called for the election of Directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in subsection (a), shall nevertheless constitute a quorum for the purpose of electing Directors.

               (e) Conduct of Other Business at Adjourned Meetings.  Those
                   -----------------------------------------------
shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in subsection (a) shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

          Section 2-6.  Adjournments.
          -----------   ------------

               (a) General Rule.  Adjournments of any regular or special meeting
                   ------------
of shareholders, including one at which directors are to be elected, may be taken for such periods as the shareholders present and entitled to vote shall direct.

               (b) Lack of Quorum.  If a meeting cannot be organized because a
                   --------------
quorum has not attended, those present may, except as otherwise provided in this
Section 2-6, adjourn the meeting to such time and place as they may determine.

               (c) Notice of an Adjourned Meeting.  When a meeting of
                   ------------------------------
shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting.

          Section 2-7.  Voting List, Voting and Proxies.
          -----------   -------------------------------

               (a) Voting List.  The officer or agent having charge of the
                   -----------
transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof except that, if the Corporation has 5,000 or more shareholders, in lieu of the making of the list the Corporation may make the information therein available at the meeting by any other means.

               (b) Voting.  Except as otherwise specifically provided by law,
                   ------
all matters coming before the meeting shall be determined by a vote of shares. Such vote shall be taken by voice unless a shareholder demands, before the vote begins, that it be taken by ballot.

               (c) Proxies.  At all meetings of shareholders, shareholders
                   -------
entitled to vote may attend and vote either in person or by proxy. Every proxy shall be executed in writing by the shareholder or by such shareholder's duly authorized attorney-in-fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest (as defined in Section 1759(d) of the Pennsylvania BCL), shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the Corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Secretary of the Corporation.

               (d) Judges of Election.  In advance of any meeting of
                   ------------------
shareholders of the Corporation, the Board of Directors may appoint one or three Judges of Election, who need not be shareholders and who will have such duties as provided in Section 1765(a)(3) of the Pennsylvania BCL, to act at the meeting or any adjournment thereof. If one or three Judges of Election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint one or three Judges of Election at the meeting. In case any person appointed as a Judge of Election fails to appear or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer. A person who is a candidate for office to be filled at the meeting shall not act as a Judge of Election. Unless the Pennsylvania BCL permits otherwise, this Section 2-7(d) may be modified only by a Bylaw amendment adopted by the shareholders.

               (e) Action by Unanimous Consent of Shareholders.  Any action
                   -------------------------------------------
required or permitted to be taken at a meeting of the shareholders or a class of shareholders may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto in writing (executed personally or by proxy), shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book.

               (f) Action by Less than Unanimous Consent of Shareholders.  If
                   -----------------------------------------------------
the Corporation's Articles of Incorporation (the "Articles") so provide, any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the Secretary of the Corporation and prompt written notice of such action shall be given to each shareholder entitled to vote thereon who has not consented thereto. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book. Unless a later effective date is provided therefor, the action shall become effective immediately.

          Section 2-8.  Participation in Meetings by Conference Telephone.  The
          -----------   -------------------------------------------------
Board may provide by resolution with respect to a particular meeting that one or more persons may participate in that meeting of the shareholders, be counted for the purposes of determining a quorum and exercise all rights and privileges to which such person might be entitled were such person personally in attendance, including the right to vote, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Unless the Board so permits by resolution, or the presiding officer of the meeting so permits, no person may participate in a meeting of the shareholders by means of conference telephone or similar communications equipment.

          Section 2-9.  Business at Meetings of Shareholders.  Except as
          -----------   ------------------------------------
otherwise provided by law or in these Bylaws, or except as permitted by the presiding officer of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which shall be conducted at any meeting of the shareholders shall be appropriate for consideration at a meeting of shareholders and shall (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, or (b) be brought before the meeting at the direction of the Board of Directors or the presiding officer of the meeting, or (c) have been specified in a written notice (a "Shareholder Meeting Notice") given to the Corporation, in accordance with all of the following requirements, by or on behalf of any shareholder who shall have been a shareholder of record on the record date for such meeting and who shall continue to be entitled to vote thereat. Each Shareholder Meeting Notice must be delivered personally to, or be mailed to and received by, the Corporation, addressed to the attention of the Chief Executive Officer at the principal executive offices of the Corporation in accordance with the time periods set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor provisions thereto, except that for the 1997 annual meeting of shareholders, the Shareholders' Meeting Notice must be received by the Corporation no later than the close of business on February 28, 1997. Each Shareholder Meeting Notice shall set forth a general description of each item of business proposed to be brought before the meeting, the name and address of the shareholder proposing to bring such item of business before the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting. The presiding officer of the meeting may refuse to consider any business that shall be brought before any meeting of shareholders of the Corporation otherwise than as provided in this Section 2-9.

                       ARTICLE III - BOARD OF DIRECTORS
                       --------------------------------

          Section 3-1.
          -----------

               (a) General Powers.  Except as otherwise provided by law and
                   --------------
these Bylaws, all powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. Unless the Pennsylvania BCL permits otherwise, this Section 3-1(a) may be modified only by a Bylaw amendment adopted by the shareholders.

               (b) Number.  The number of members of the Board of Directors
                   ------
shall be five (5), or such other greater number as may from time to time (i) be determined by the Board of Directors, or (ii) be set forth in a notice of a meeting of shareholders called for the election of a full Board of Directors.

               (c) Vacancies.  Each Director shall hold office until the
                   ---------
expiration of the term for which he was selected and until his successor has been selected and qualified or until his earlier death, resignation or removal. Any vacancies on the Board of Directors, including vacancies resulting from an increase in the number of Directors, may be filled by a majority vote of the remaining member(s) of the Board (though less than a quorum) or by the shareholders and each person so selected shall be a Director to serve for the balance of the unexpired term.

               (d) Removal.  The entire Board of Directors, or any class of the
                   -------
Board, or any individual Director may be removed from office only for cause by vote of the shareholders entitled to vote thereon. Unless the Pennsylvania BCL permits otherwise, this Section 3-1(d) may be modified only by a Bylaw amendment adopted by the shareholders.

               (e) Qualification.  A Director must be a natural person at least
                   -------------
18 years of age.

               (f) Classified Board of Directors.  The Directors shall be
                   -----------------------------
classified, in respect of the time for which they shall severally hold office, into three classes which shall be as nearly equal in number as possible and shall consist of:

                   (i) Class I directors who thereafter shall serve until the 1997 annual meeting of shareholders and until their successors are duly elected and qualified and thereafter shall be elected to a three-year term;

                   (ii) Class II directors who shall serve until the 1998 annual meeting of shareholders and their successors shall be duly elected and qualified and thereafter shall be elected to a three-year term; and

                   (iii) Class III directors who shall serve until the 1999 annual meeting of shareholders and until their successors are duly elected and qualified and thereafter shall be elected to a three-year term.

          Section 3-2.  Place of Meetings.  Meetings of the Board of Directors
          -----------   -----------------
may be held at such place within or without the Commonwealth of Pennsylvania as a majority of the Directors may appoint from time to time or as may be designated in the notice of the meeting.

          Section 3-3.  Regular Meetings.  A regular meeting of the Board of
          -----------   ----------------
Directors shall be held annually, immediately following the annual meeting of the shareholders, at the place where such meeting of the shareholders is held or at such other place and time as a majority of the Directors in office after the annual meeting of shareholders may designate. At such meeting, the Board of Directors shall elect officers of the Corporation. In addition to such regular meeting, the Board of Directors shall have the power to fix by resolution the place and time of other regular meetings of the Board.

          Section 3-4.  Special Meetings.  Special meetings of the Board of
          -----------   ----------------
Directors shall be held whenever ordered by the Chairman of the Board, if any (and, if there is no Chairman of the Board, by such officer serving as Chief Executive Officer), by a majority of the executive committee, if any, or by a majority of the Directors in office.

          Section 3-5.  Participation in Meetings by Conference Telephone.  Any
          -----------   -------------------------------------------------
Director may participate in any meeting of the Board of Directors or of any committee (provided such Director is otherwise entitled to participate), be counted for the purpose of determining a quorum thereof and exercise all rights and privileges to which such Director might be entitled were he or she personally in attendance, including the right to vote, or any other rights attendant to presence in person at such meeting, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

          Section 3-6.  Notices of Meetings of Board of Directors.
          -----------   -----------------------------------------

               (a) Regular Meetings.  No notice shall be required to be given of
                   ----------------
any regular meeting, unless the same is held at other than the place or time for holding such meeting as fixed in accordance with Section 3-3 of these Bylaws, in which event two days' notice shall be given of the place and time of such meeting complying with Article VI of these Bylaws.

               (b) Special Meetings.  Written notice stating the place and time
                   ----------------
of any special meeting of the Board of Directors shall be sufficient if given at least one day, as provided in Article VI, in advance of the time fixed for the meeting.

          Section 3-7.  Quorum; Action by the Board of Directors.  A majority
          -----------   ----------------------------------------
of the Directors in office shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the Directors present and voting at a meeting at which a quorum is present shall be the acts of the Board of Directors. If there is no quorum present at a duly convened meeting of the Board of Directors, the majority of those present may adjourn the meeting from time to time and place to place.

          Section 3-8.  Informal Action by the Board of Directors.  Any action
          -----------   -----------------------------------------
required or permitted to be taken at a meeting of the Directors, or of the members of any committee of the Board of Directors, may be taken without a meeting if, prior or subsequent to the action, a written consent or consents thereto by all of the Directors in office (or members of the committee with respect to committee action) is filed with the Secretary of the Corporation. In addition to other means of filing with the Secretary, insertion in the minute book of the Corporation shall be deemed filing with the Secretary regardless of whether the Secretary or some other authorized person has actual possession of the minute book.

           Section 3-9.  Committees.
           -----------   ----------

               (a) Establishment and Powers.  The Board of Directors of the
                   ------------------------
Corporation may, by resolution adopted by a majority of the Directors in office, establish one or more committees to consist of one or more Directors of the Corporation. Any committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws, shall have and may exercise all of the powers and authority of the Board of Directors, except that a committee shall not have any power or authority as to the following:

                   (i) The submission to shareholders of any action requiring approval of shareholders under the Pennsylvania BCL.

                   (ii) The creation or filling of vacancies in the Board of Directors.

                   (iii) The adoption, amendment or repeal of the Bylaws.

                   (iv) The amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors.

                   (v) Action on matters committed by the Bylaws or resolution of the Board of Directors to another committee of the Board of Directors.

               (b) Alternate Members.  The Board of Directors may designate one
                   -----------------
or more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purpose of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

               (c) Term.  Each committee of the Board of Directors shall serve
                   ----
at the pleasure of the Board of Directors.

               (d) Status of Committee Action.  The term "Board of Directors" or
                   --------------------------
"Board", when used in any provision of these Bylaws relating to the organization or procedures of or the manner of taking action by the Board of Directors, shall be construed to include and refer to any executive or other committee of the Board of Directors. Any provision of these Bylaws relating or referring to action to be taken by the Board of Directors or the procedure required therefor shall be satisfied by the taking of corresponding action by a committee of the Board of Directors to the extent authority to take the action has been delegated to the committee pursuant to this Section.

          Section 3-10.  Nomination.  Notwithstanding the provisions of Section
          ------------   ----------
2-9 (dealing with the business at shareholder meetings), nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any shareholder of record entitled to vote in the election of Directors generally at the record date of the meeting and also on the date of the meeting at which Directors are to be elected. However, any shareholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such shareholder's intention to make such nomination or nominations has been delivered personally to, or been mailed to and received by the Corporation at, the principal executive offices of the Corporation addressed to the attention of the Chief Executive Officer in accordance with the time periods set forth in Rule 14a-8 under the Exchange Act or any successor provisions thereto, except that for the 1997 annual meeting of shareholders the notice must be received by the Corporation no later than the close of business on February 28, 1997. Each such notice shall set forth: (a) the name and address of the shareholder intending to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the address and principal occupation for the past five years of each nominee; and (d) the written consent of each nominee to serve as a Director of the Corporation if so elected. The presiding officer of the meeting may declare invalid any nomination not made in compliance with the foregoing procedure.

                             ARTICLE IV - OFFICERS
                             ---------------------

          Section 4-1.  Election and Office.  The Corporation shall have a
          -----------   -------------------
President, a Secretary and a Treasurer who shall be elected by the Board of Directors. The Board of Directors may elect as additional officers a Chairman of the Board, one or more Vice Chairmen of the Board, one or more Vice Presidents, and one or more other officers or assistant officers. Any number of offices may be held by the same person. The President and the Secretary shall be natural persons of the age of 18 years or older. The Treasurer may be a corporation, but if a natural person shall be of the age of 18 years or older.

          Section 4-2.  Term.  The officers and assistant officers shall each
          -----------   ----
serve at the pleasure of the Board of Directors until the first meeting of the Board of Directors following the next annual meeting of shareholders, unless removed from office by the Board of Directors during their respective tenures. Officers may, but need not, be Directors.

          Section 4-3.  Powers and Duties of the Chairman of the Board.  Unless
          -----------   ----------------------------------------------
otherwise determined by the Board of Directors, the Chairman of the Board, if any, shall preside at all meetings of Directors. The Chairman of the Board shall have such other powers and perform such further duties as may be assigned to such officer by the Board of Directors, including, without limitation, acting as Chief Executive Officer of the Corporation. To be eligible to serve, the Chairman of the Board must be a Director of the Corporation.

          Unless otherwise determined by the Board of Directors, the Chairman of the Board shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the shareholders of any corporation in which this Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all the rights and powers incident to the ownership of such stock and which, as the owner thereof, the Corporation might have possessed and exercised. The Chairman of the Board shall also have the right to delegate such power.

          Section 4-4.  Powers and Duties of the Chief Executive Officer.
          -----------   ------------------------------------------------
Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have the usual duties of an executive officer with general supervision over and direction of the affairs of the Corporation. In the exercise of these duties and subject to the actions of the Board of Directors, the Chief Executive Officer, in consultation with the President if the Chief Executive Officer is not also the President, may appoint, suspend, and discharge employees, agents and assistant officers, fix the compensation of all officers and assistant officers, shall preside at all meetings of the shareholders at which the Chief Executive Officer shall be present and, unless there is a Chairman of the Board, shall preside at all meetings of the Board of Directors. The Chief Executive Officer shall also do and perform such other duties as from time to time may be assigned to the Chief Executive Officer by the Board of Directors.

          Section 4-5.  Powers and Duties of the President.  The President
          -----------   ----------------------------------
shall be the Chief Executive Officer of the Corporation unless the Chairman of the Board or any Vice Chairman is serving as Chief Executive Officer, in which event the President shall be chief operating officer of the Corporation. In the exercise of these duties and subject to the actions of the Board of Directors, the President, in consultation with the Chief Executive Officer if the President is not also the Chief Executive Officer, may appoint, suspend, and discharge employees, agents and assistant officers, fix the compensation of all agents and assistant officers, and shall also do such other duties as from time to time may be assigned to the President by the Board of Directors.

          Section 4-6.  Powers and Duties of the Secretary.  Unless otherwise
          -----------   ----------------------------------
determined by the Board of Directors, the Secretary shall be responsible for the keeping of the minutes of all meetings of the Board of Directors and the shareholders, in books provided for that purpose, and for the giving and serving of all notices for the Corporation. The Secretary shall perform all other duties ordinarily incident to the office of Secretary and shall have such other powers and perform such other duties as may be assigned to the Secretary by the Board of Directors. The minute books of the Corporation may be held by a person other than the Secretary.

          Section 4-7.  Powers and Duties of the Treasurer.  Unless otherwise
          -----------   ----------------------------------
determined by the Board of Directors, the Treasurer shall have charge of all the funds and securities of the Corporation which may come into such officer's hands. When necessary or proper, unless otherwise determined by the Board of Directors, the Treasurer shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation to such banks or depositories as the Board of Directors may designate and may sign all receipts and vouchers for payments made to the Corporation. The Treasurer shall sign all checks made by the Corporation, except when the Board of Directors shall otherwise direct. The Treasurer shall be responsible for the regular entry in books of the Corporation to be kept for such purpose of a full and accurate account of all funds and securities received and paid by the Treasurer on account of the Corporation. Whenever required by the Board of Directors, the Treasurer shall render a statement of the financial condition of the Corporation. The Treasurer shall have such other powers and shall perform the duties as may be assigned to such officer from time to time by the Board of Directors. The Treasurer shall give such bond, if any, for the faithful performance of the duties of such office as shall be required by the Board of Directors.

          Section 4-8.  Powers and Duties of Vice Chairmen of the Board, Vice
          -----------   -----------------------------------------------------
Presidents and Assistant Officers.  Unless otherwise determined by the Board of
---------------------------------
Directors, each Vice Chairman, Vice President and each assistant officer shall have the powers and perform the duties of his or her respective superior officer or have such other powers or perform such other duties as may be assigned to such officer by the Board of Directors, including without limitation, in the case of Vice Chairman of the Board, acting as Chief Executive Officer of the Corporation. Vice Presidents and assistant officers shall have such rank as may be designated by the Board of Directors. Vice Presidents may be designated as having responsibility for a specific area of the Corporation's affairs, in which event such Vice President shall be superior to the other Vice Presidents in relation to matters within his or her area. The President shall be the superior officer of the Vice Presidents. The Chairman of the Board shall be the superior officer of the Vice Chairmen. The Treasurer and Secretary shall be the superior officers of the Assistant Treasurers and Assistant Secretaries, respectively.

          Section 4-9.  Delegation of Office.  The Board of Directors may
          -----------   --------------------
delegate the powers or duties of any officer of the Corporation to any other person from time to time.

          Section 4-10.  Vacancies.  The Board of Directors shall have the
          ------------   ---------
power to fill any vacancies in any office occurring for any reason.

                           ARTICLE V - CAPITAL STOCK
                           -------------------------

           Section 5-1.  Share Certificates.
           -----------   ------------------

               (a)  Execution.  Except as otherwise provided in Section 5-5, the
                    ---------
shares of the Corporation shall be represented by certificates. Unless otherwise provided by the Board of Directors, every share certificate shall be signed by two officers and sealed with the corporate seal, which may be a facsimile, engraved or printed, but where such certificate is signed by a transfer agent or a registrar, the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue.
The provisions of this Section 5-1 shall be subject to any inconsistent or contrary agreement at the time between the Corporation and any transfer agent or registrar.

               (b)  Designations, etc.  To the extent the Corporation is
                    -----------------
authorized to issue shares of more than one class or series, every certificate shall set forth upon the face or back of the certificate (or shall state on the face or back of the certificate that the Corporation will furnish to any shareholder upon request and without charge) a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

               (c)  Fractional Shares.  Except as otherwise determined by the
                    -----------------
Board of Directors, shares or certificates therefor may be issued as fractional shares for shares held by any dividend reinvestment plan or employee benefit plan created or approved by the Corporation's Board of Directors, but not by any other person.

          Section 5-2.  Transfer of Shares.  Transfer of shares shall be made
          -----------   ------------------
on the books of the Corporation only upon surrender of the share certificate, duly endorsed or with duly executed stock powers attached and otherwise in proper form for transfer, which certificate shall be canceled at the time of the transfer.

           Section 5-3.  Determination of Shareholders of Record.
           -----------   ---------------------------------------

               (a)  Fixing Record Date.  The Board of Directors of the
                    ------------------
Corporation may fix a time prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the Corporation after any record date fixed as provided in this subsection. The Board of Directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date for the adjourned meeting.

               (b)  Determination when No Record Date Fixed.  If a record date
                    ---------------------------------------
is not fixed:

                    (i) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held.

                    (ii) The record date for determining shareholders entitled to express consent or dissent to corporate action in writing without a meeting, when prior action by the Board of Directors is not necessary, shall be the close of business on the day on which the first written consent or dissent is filed with the Secretary of the Corporation.

                    (iii) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

               (c)  Certification by Nominee.  The Board of Directors may adopt
                    ------------------------
a procedure whereby a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. The resolution of the Board of Directors may set forth:

                    (i)   the classification of shareholder who may certify;

                    (ii) the purpose or purposes for which the certification may be made;

                    (iii) the form of certification and information to be contained therein;

                    (iv) if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and

                    (v) such other provisions with respect to the procedure as are deemed necessary or desirable.

                    Upon receipt by the Corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

          Section 5-4.  Lost Share Certificates.  Unless waived in whole or in
          -----------   -----------------------
part by the Board of Directors, any person requesting the issuance of a new certificate in lieu of an alleged lost, destroyed, mislaid or wrongfully taken certificate shall (a) give to the Corporation his or her bond of indemnity with an acceptable surety, and (b) satisfy such other requirements as may be imposed by the Corporation. Thereupon, a new share certificate shall be issued to the registered owner or his or her assigns in lieu of the alleged lost, destroyed, mislaid or wrongfully taken certificate, provided that the request therefor and issuance thereof have been made before the Corporation has notice that such shares have been acquired by a bona fide purchaser.

          Section 5-5.  Uncertificated Shares.  Notwithstanding anything herein
          -----------   ---------------------
to the contrary, any or all classes and series of shares, or any part thereof, may be represented by uncertificated shares to the extent determined by the Board of Directors, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof, a